Annual Report

Global Technology Fund

December 31, 2002

T. Rowe Price(registered trademark) (registered trademark)


Report Highlights
--------------------------------------------------------------------------------

Global Technology Fund

o Science and technology stocks suffered steep declines for the third consecutive year despite another interest rate cut by the Federal Reserve.

o The fund finished the 6- and 12-month periods with sharp losses behind the overall market for the year but ahead of it during the second half.

o We underweighted semiconductor stocks, which aided relative results for the year, and benefited from a substantial position in Samsung Electronics.

o Technology investment is the key to productivity gains for the overall economy, and we remain committed to investing in companies that can unlock these potential gains.


     REPORTS ON THE WEB

     Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log on to your account at www.troweprice.com for more information.


Fellow Shareholders

For the third consecutive year, science and technology stocks suffered steep declines as another interest rate cut by the Federal Reserve, following 11 in 2001, failed to spur capital investment and a return to growth for the technology sector. Neither value nor growth investment styles were able to generate positive returns.


  Performance Comparison
--------------------------------------------------------------------------------

  Periods Ended 12/31/02                          6 Months            12 Months

  Global Technology Fund                            -8.01%              -29.89%

  S&P 500 Stock Index                               -10.30               -22.10
--------------------------------------------------------------------------------

     Your fund finished the 6- and 12-month periods with returns of -8.01% and -29.89%, respectively, trailing the unmanaged Standard & Poor's 500 Stock Index for the year but surpassing it during the second half, as shown in the table. In the last quarter of the year, our decision to remain fully invested in technology stocks allowed the fund to mitigate losses to some extent for both the six-month and full-year periods.


MARKET ENVIRONMENT

     In the worst bear market since the Great Depression, technology stocks were once again the laggards for the year. After ending 2001 on a strong note, they could not sustain their momentum in 2002. Tech stocks began to slide early in the year as earnings expectations proved too optimistic. Despite aggressive monetary policy, the capital investment recession that began in 2000 continued to dampen spending on information technology.

     The growth in the technology sector in the late 1990s was driven by the proliferation of personal computers, the adoption of wireless handsets, and the acceptance of the Internet. The confluence of these forces led to unprecedented growth in technology and the prolonged bull market for technology stocks. Information technology (IT) spending had grown from 1.5% of U.S. GDP in the early 1970s to nearly 5% in 2000 and now hovers at a little less than 4%. The sheer size of the technology sector hampers its growth in times of economic difficulty. Personal computers and wireless handsets have shifted from an initial adoption phase to a replacement phase, where the consumer must be motivated to "upgrade" by new functionality such as color screens for wireless handsets. While the Internet's impact on technology and society as a whole is still in its infancy, Internet hype drove excessive spending on communication equipment and computing hardware that needs to be absorbed.

     With the growth drivers of the late 1990s dormant, earnings estimates for technology companies proved aggressive, and technology stocks followed the downward earnings revisions. Accounting scandals and geopolitical crises in the Middle East and Asia accelerated the downward trend.


PORTFOLIO REVIEW

     The portfolio performed well on a relative basis in a dismal year for technology stocks. On an absolute basis, tech stocks were off sharply and the losers in the portfolio far outweighed the winners. Over the year, the portfolio's worst contributors to absolute performance were Brocade Communications Systems, Concord EFS, VeriSign, and AOL Time Warner.


  Sector Diversification
--------------------------------------------------------------------------------

  Technology                                                       80

  telecome serv                                                     9

  media                                                             7

  reserves                                                          4
--------------------------------------------------------------------------------

     We underweighted semiconductor stocks, which aided relative results for the year, and benefited from a substantial position in Samsung Electronics, which was up 25% over the 12-month period. Viacom, another holding, also helped relative results as the stock held up reasonably well in a poor sector. Large positions in several foreign wireless telecommunications stocks, including SK Telecom and Vodafone, also benefited relative performance, although Vodafone was down over the 12 months. In general, international wireless telecom stocks were stronger than those in the U.S.

     During the past six months, we eliminated AT&T, Verizon Communications, Linear Technology, and Automatic Data Processing from the portfolio and trimmed Vodafone, Informatica, and other stocks. We added Network Associates, Electronic Arts, and Cadence Design Systems and enhanced existing positions in Fiserv and First Data.


  Geographic Diversification
--------------------------------------------------------------------------------

  United States                                                    81

  Europe                                                            9

  Far East                                                          6

  Other and Reserves                                                4


Based on net assets as of 12/31/02.
--------------------------------------------------------------------------------

     The portfolio had 81% of its assets invested in the U.S. at the end of December, 9% in Europe, and 6% in the Far East. The fund remains broadly diversified across the principal segments of the science and technology sector. Technology stocks accounted for 80% of the portfolio, while telecom services and media constituted 16%. The portfolio's largest holding was Microsoft, which declared a dividend for the first time after the close of the year, followed by Dell Computer and Cisco Systems.


OUTLOOK

     Enterprise spending on IT represents approximately 60% of global technology spending, and we do not expect material growth in technology spending until a corporate profit recovery is well under way. In an environment where IT spending is expected to remain stagnant, we are focused on two types of investments: companies that are poised to increase market share and companies that have restructured to enhance operating leverage. As the last 10 years have demonstrated, software and non-PC semiconductor companies are the likely candidates for share gains. With limited IT spending over the past two years, much of the excess capacity added in the late 1990s has been absorbed.

     Similar to the last two years, technology stocks experienced strong returns in the fourth quarter but now face the challenges of a seasonally weak March quarter. However, unlike the two previous years, earnings expectations for technology companies are much more reasonable.

     With the possibility of war in the Middle East and the incipient tension in Asia, corporations are unlikely to expand capital budgets until some of the uncertainty is resolved. An accommodative monetary policy and a fiscal stimulus package may offset these market concerns and should create traction for the technology sector's recovery.

     While the technology sector has been through its most difficult period, IT investment remains the principal means of productivity gains for the overall economy. We remain committed to investing in companies that can unlock these potential gains.

     Respectfully submitted,


     Robert N. Gensler
     President and chairman of the fund's Investment Advisory Committee

     January 20, 2003

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.


T. Rowe Price Global Technology Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                           Percent of
                                                           Net Assets
                                                             12/31/02
--------------------------------------------------------------------------------

  Microsoft                                                       9.4%

  Dell Computer                                                   6.8

  Cisco Systems                                                   5.6

  First Data                                                      4.0

  Fiserv                                                          3.1
--------------------------------------------------------------------------------

  Certegy                                                         3.0

  Vodafone                                                        2.9

  Nokia                                                           2.5

  Adobe Systems                                                   2.5

  Analog Devices                                                  2.5
--------------------------------------------------------------------------------

  ChoicePoint                                                     2.4

  Network Associates                                              2.3

  VERITAS Software                                                2.2

  QUALCOMM                                                        2.2

  Samsung Electronics                                             2.2
--------------------------------------------------------------------------------

  SK Telecom                                                      2.1

  Lexmark International                                           1.9

  AOL Time Warner                                                 1.8

  Internet Security Systems                                       1.8

  Jack Henry & Associates                                         1.7
--------------------------------------------------------------------------------

  MatrixOne                                                       1.7

  SunGard Data Systems                                            1.6

  Cadence Design Systems                                          1.6

  Electronic Arts                                                 1.5

  Affiliated Computer Services                                    1.5
--------------------------------------------------------------------------------

  Total                                                          70.8%
--------------------------------------------------------------------------------


Note: Table excludes investments in the T. Rowe Price Government Reserve Investment Fund.
--------------------------------------------------------------------------------

T. Rowe Price Global Technology Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES

(Listed in descending order of size)

6 Months Ended 12/31/02

Ten Largest Purchases
--------------------------------------------------------------------------------

Network Associates*

Electronic Arts*

Cadence Design Systems*

Intersil Holding*

Fiserv

Business Objects*

Applied Materials*

DST Systems

First Data

America Movil*
--------------------------------------------------------------------------------

Ten Largest Sales
--------------------------------------------------------------------------------

AT&T**

Vodafone

Verizon Communications**

Affiliated Computer Services

Linear Technology**

Internet Security Systems

Automatic Data Processing**

KT Corp.**

SK Telecom

Informatica
--------------------------------------------------------------------------------


*    Position added
**   Position eliminated
--------------------------------------------------------------------------------

T. Rowe Price Global Technology Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

  Global Technology Fund
--------------------------------------------------------------------------------
                                                       S&P                  GTF
--------------------------------------------------------------------------------

 09/29/00                                          10,000               10,000

  12/31/00                                           9,218                7,430

  12/31/01                                           8,122                4,750

  12/31/02                                           6,327                3,330
--------------------------------------------------------------------------------

Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

--------------------------------------------------------------------------------
  Periods Ended                          x            Since           Inception
  12/31/02                             1 Year     Inception                Date
--------------------------------------------------------------------------------

  Global Technology Fund               -29.8        -38.60%             9/29/00
--------------------------------------------------------------------------------

  Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.


T. Rowe Price Global Technology Fund
--------------------------------------------------------------------------------

Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                  Year                                  9/29/00
                                  Ended                                 Through
                                  12/31/02        12/31/01             12/31/00
--------------------------------------------------------------------------------
NET ASSET VALUE

Beginning of
period                            $4.75              $7.43               $10.00

Investment activities
  Net investment
  income (loss)                   (0.05)             (0.06)*              (0.01)

  Net realized and
  unrealized gain
  (loss)                          (1.37)             (2.62)               (2.56)

  Total from
  investment
  activities                      (1.42)             (2.68)               (2.57)

NET ASSET VALUE
End of period                     $3.33              $4.75                $7.43
                                ------------------------------------------------

Ratios/Supplemental Data
Total
return^                           (29.89)%*         (36.07)%*           (25.70)%

Ratio of total expenses to
average net assets                1.50%*              1.50%*             1.37%!

Ratio of net investment
income (loss) to average
net assets                        (1.15)%*           (1.08)%*          (0.25)%!

Portfolio turnover
rate                              211.4%             189.2%             123.6%!

Net assets, end of period
(in thousands)                    $55,145  $        84,120      $       131,168


^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 1.50% contractual expense limitation in effect through December 31, 2002.
!    Annualized


The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

T. Rowe Price Global Technology Fund
--------------------------------------------------------------------------------
                                                             December 31, 2002

Statement of Net Assets                              Shares            Value
--------------------------------------------------------------------------------
In thousands


Common Stocks  95.8%

MEDIA  6.6%

Internet  2.8%

CNET Networks *                                    225,000      $           610

Expedia, Class A *                                   3,500                  234

USA Interactive *                                   30,000                  688

                                                                          1,532


Media & Entertainment  2.9%


AOL Time Warner *                                   75,000                  983

Viacom, Class B *                                   15,000                  611

                                                                          1,594


Radio/ Outdoor Advertising  0.9%

Spanish Broadcasting, Class A *                     70,000                  504

                                                                            504

Total Media                                                               3,630


TECHNOLOGY  79.9%

Analog Semiconductors  3.9%

Analog Devices *                                    58,000                1,384

Intersil Holding, Class A *                         53,500                  746

                                                                          2,130


Application Software  10.8%

Adobe Systems                                       56,000                1,389

Business Objects ADR *                              55,000                  825

Cadence Design Systems *                            73,000                  861

Electronic Arts *                                   17,000                  846

Informatica *                                      100,000                  576

MatrixOne *                                        215,000                  924

Synopsys *                                           6,500                  300

Verity *                                            20,000                  268

                                                                          5,989


Digital Semiconductors  3.4%

Samsung Electronics (KRW)                            4,500                1,191

Semtech *                                           17,000                  186

Taiwan Semiconductor Manufacturing (TWD)           226,000      $           278

United Microelectronics (TWD)                      397,750                  242

                                                                          1,897


Hardware  9.7%

Dell Computer *                                    140,000                3,744

Hewlett-Packard                                     35,000                  608

Lexmark International, Class A *                    17,000                1,028

                                                                          5,380


Infrastructure Software  9.4%

Microsoft *                                        100,000                5,170

                                                                          5,170


IT Services  20.8%

Accenture, Class A *                                32,000                  576

Affiliated Computer
Services, Class A *                                 16,000                  842

BISYS Group *                                       37,500                  596

Certegy *                                           67,500                1,657

Choicepoint *                                       33,500                1,323

DST Systems *                                       21,000                  747

First Data                                          61,900                2,192

Fiserv *                                            50,000                1,697


Jack Henry & Associates                             79,500                  957

SunGard Data Systems *                              37,000                  872

                                                                         11,459


Semiconductor Capital Equipment  2.7%

Applied Materials *                                 53,000                  691

Entegris *                                          40,000                  412

Mykrolis *                                          50,000                  365

                                                                          1,468


System Software  8.9%

Internet Security Systems *                         53,000                  971

Mercury Interactive *                               10,000                  297

Network Associates *                                78,000                1,255

VeriSign *                                          80,000                  642

VERITAS Software *                                  77,000                1,203

Websense *                                          26,000                  555

                                                                          4,923


Wireless Equipment  4.7%

Nokia ADR                                           90,000      $         1,395

QUALCOMM *                                          33,000                1,201

                                                                          2,596


Wireline Equipment  5.6%

Cisco Systems *                                    235,000                3,078

                                                                          3,078

Total Technology                                                         44,090


TELECOM SERVICES  9.3%

Wireless - Domestic  0.6%

Western Wireless, Class A *                         65,500                  347

                                                                            347

Wireless-International  8.7%

America Movil ADR, Series L                         40,000                  574

KT Freetel (KRW) *                                  16,879                  401

Mobile Telesystems ADR                              12,500                  464

SK Telecom ADR                                      55,000                1,174

Telecom Italia Mobile (EUR)                        120,000                  548

Vodafone ADR                                        89,000                1,613

                                                                          4,774

Total Telecom Services                                                    5,121

Total Common Stocks (Cost $58,148)                                       52,841


Short-Term Investments  9.0%

Money Market Funds  9.0%

T. Rowe Price Government Reserve
Investment Fund, 1.23% #                                              4,930,977

                                                                          4,931

Total Short-Term Investments (Cost $4,931)                                4,931

Total Investments in Securities

104.8% of Net Assets (Cost $63,079)                             $        57,772

Other Assets Less Liabilities                                            (2,627)

NET ASSETS                                                      $        55,145
                                                                ---------------

Net Assets Consist of:
Undistributed net realized gain (loss)                          $      (109,922)

Net unrealized gain (loss)                                               (5,304)

Paid-in-capital applicable to
16,578,680 shares of $0.0001 par
value capital stock outstanding;
1,000,000,000 shares authorized                                         170,371

NET ASSETS                                                      $        55,145
                                                                ---------------

NET ASSET VALUE PER SHARE                                       $          3.33
                                                                ---------------

#    Seven-day yield
*    Non-income producing
ADR  American Depository Receipts
EUR  Euro
KRW  South Korean won
TWD  Taiwan dollar

The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

T. Rowe Price Global Technology Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                 Year
                                                                Ended
                                                             12/31/02
--------------------------------------------------------------------------------

  Investment Income (Loss)

  Income

     Dividend (net of foreign taxes of $23)                $      147

     Interest                                                      62

     Total income                                                 209

  Expenses

     Shareholder servicing                                        436

     Investment management                                        317

     Custody and accounting                                       114

     Prospectus and shareholder reports                            46

     Registration                                                  27

     Legal and audit                                               17

     Proxy and annual meeting                                      10

     Directors                                                      5

     Miscellaneous                                                  4

     Total expenses                                               976

     Expenses paid indirectly                                     (17)

     Net expenses                                                 959

  Net investment income (loss)                                   (750)

  Realized and Unrealized Gain (Loss)

  Net realized gain (loss)

     Securities                                               (30,911)

     Foreign currency transactions                                 (5)

     Net realized gain (loss)                                 (30,916)

  Change in net unrealized gain (loss)

     Securities                                                 6,474

     Other assets and liabilities

     denominated in foreign currencies                             19

     Change in net unrealized gain (loss)                       6,493

  Net realized and unrealized gain (loss)                     (24,423)

  INCREASE (DECREASE) IN NET

  ASSETS FROM OPERATIONS                                   $  (25,173)
                                                           ----------



The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

T. Rowe Price Global Technology Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                      Year
                                                     Ended
                                                  12/31/02             12/31/01
--------------------------------------------------------------------------------

  Increase (Decrease) in Net Assets

  Operations

     Net investment income (loss)          $          (750)     $        (1,059)

     Net realized gain (loss)                      (30,916)             (73,575)

     Change in net unrealized gain (loss)            6,493               25,892

     Increase (decrease) in net
     assets from operations                        (25,173)             (48,742)

  Capital share transactions *

     Shares sold                                    14,090               31,330

     Shares redeemed                               (17,892)             (29,636)

     Increase (decrease) in net
     assets from capital

     share transactions                             (3,802)               1,694

  Net Assets

  Increase (decrease) during period                (28,975)             (47,048)

  Beginning of period                               84,120              131,168

  End of period                            $        55,145      $        84,120
                                           ---------------      ---------------



  *Share information

     Shares sold                                     3,725                5,508

     Shares redeemed                                (4,851)              (5,466)

     Increase (decrease) in
     shares outstanding                             (1,126)                  42
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

T. Rowe Price Global Technology Fund
--------------------------------------------------------------------------------
                                                             December 31, 2002


Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Global Technology Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company and commenced operations on September 29, 2000. The fund seeks to provide long-term capital growth.

     The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices for domestic securities and the last quoted sale price for international securities. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities denominated in foreign currenciesare translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and ask prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Expenses Paid Indirectly Certain security trades are directed to brokers who have agreed to rebate a portion of the related commission to the fund to pay fund expenses. Additionally, credits earned on temporarily uninvested cash balances at the custodian are used to reduce the fund's custody charges. Total expenses in the accompanying statement of operations are presented before reduction for rebates and credits, which totaled $17,000 and $0, respectively, for the year ended December 31, 2002.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $130,755,000 and $135,859,000, respectively, for the year ended December 31, 2002.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted.

     There were no distributions in the year ended December 31, 2002. At December 31, 2002, the tax-basis components of net assets were as follows:
--------------------------------------------------------------------------------

     Unrealized appreciation                               $ 3,316,000

     Unrealized depreciation                               (10,082,000)

     Net unrealized appreciation (depreciation)             (6,766,000)


     Capital loss carryforwards                           (108,460,000)

     Paid-in capital                                       170,371,000

     Net assets                                            $55,145,000
                                                           -----------
--------------------------------------------------------------------------------

     Pursuant to federal income tax regulations applicable to investment companies, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. Consequently, $1,462,000 of realized losses reflected in the accompanying financial statements will not be recognized for tax purposes until 2003. Further, the fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. As of December 31, 2002, the fund had $878,000 of capital loss carryforwards that expire in 2008, $74,000,000 that expire in 2009, and $33,582,000 that expire in 2010.

     For the year ended December 31, 2002, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to the current net operating loss. Results of operations and net assets were not affected by these reclassifications.
--------------------------------------------------------------------------------

     Undistributed net investment income                   $  750,000

     Undistributed net realized gain                           19,000

     Paid-in capital                                         (769,000)
--------------------------------------------------------------------------------

     At December 31, 2002, the cost of investments for federal income tax purposes was $64,541,000.


NOTE 4 - FOREIGN TAXES

     The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of income.


NOTE 5 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.45% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its net assets to those of the group. At December 31, 2002, the effective annual group fee rate was 0.32%, and investment management fee payable totaled $26,000.

     Under the terms of the investment management agreement, the manager is required to bear any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, through December 31, 2002, which would cause the fund's ratio of total expenses to average net assets to exceed 1.50%. Thereafter, through December 31, 2004, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 1.50%. Pursuant to this agreement, $185,000 of management fees were not accrued by the fund for the year ended December 31, 2002. At December 31, 2002, unaccrued fees in the amount of $371,000 remain subject to reimbursement by the fund through December 31, 2004.

     In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent.

     T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Expenses incurred pursuant to these service agreements totaled $404,000 for the year ended December 31, 2002, of which $39,000 was payable at period-end.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2002, totaled $52,000 and are reflected as interest income in the accompanying Statement of Operations.


T. Rowe Price Global Technology Fund
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of T. Rowe Price Global Technology Fund, Inc.

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Global Technology Fund, Inc. (the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with custodians, provide a reasonable basis for our opinion.


     PricewaterhouseCoopers LLP
     Baltimore, Maryland

     January 21, 2003

T. Rowe Price Global Technology Fund
--------------------------------------------------------------------------------

About the Fund's Directors and Officers
--------------------------------------------------------------------------------
Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.

--------------------------------------------------------------------------------
Independent Directors

Name
(Date of Birth)
Year Elected*

Principal Occupation(s) During Past 5 Years and
Directorships of Other Public Companies
--------------------------------------------------------------------------------

Anthony W. Deering
(1/28/45)
2001
Director, Chairman of the Board, President, and Chief Executive Officer, The Rouse Company, real estate developers
--------------------------------------------------------------------------------

Donald W. Dick, Jr.
(1/27/43)
2000
Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm
--------------------------------------------------------------------------------

David K. Fagin
(4/9/38)
2000
Director, Dayton Mining Corp. (6/98 to present), Golden Star Resources Ltd., and Canyon Resources Corp. (5/00 to present); Chairman and President, Nye Corp.
--------------------------------------------------------------------------------

F. Pierce Linaweaver
(8/22/34)
2001
President, F. Pierce Linaweaver & Associates, Inc., consulting environmental and civil engineers
--------------------------------------------------------------------------------

Hanne M. Merriman
(11/16/41)
2000
Retail Business Consultant; Director, Ann Taylor Stores Corp., Ameren Corp., Finlay Enterprises, Inc., The Rouse Company, and US Airways Group, Inc.
--------------------------------------------------------------------------------

John G. Schreiber
(10/21/46)
2001
Owner/President, Centaur Capital Partners, Inc., a real estate investment company; Senior Advisor and Partner, Blackstone Real Estate Advisors, L.P.; Director, AMLI Residential Properties Trust, Host Marriott Corp., and The Rouse Company
--------------------------------------------------------------------------------

Hubert D. Vos
(8/2/33)
2000
Owner/President, Stonington Capital Corp., a private investment company
--------------------------------------------------------------------------------

Paul M. Wythes
(6/23/33)
2000
Founding Partner, Sutter Hill Ventures, a venture capital limited partnership, providing equity capital to young high-technology companies throughout the United States; Director, Teltone Corp.
--------------------------------------------------------------------------------

*Each independent director oversees 105 T. Rowe Price portfolios and serves until the election of a successor.
--------------------------------------------------------------------------------

Inside Directors

Name (Date of Birth)
Year Elected*
[Number of T. Rowe Price Portfolios Overseen]

Principal Occupation(s) During Past 5 Years and
Directorships of Other Public Companies
--------------------------------------------------------------------------------

James A.C. Kennedy
(8/15/53)
2001
[37]
Director and Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

James S. Riepe
(6/25/43)
2000
[105]
Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Director, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International, Inc., and T. Rowe Price Global Investment Services Limited; Chairman of the Board, Global Technology Fund
--------------------------------------------------------------------------------

M. David Testa
(4/22/44) 2000
[105]
Chief Investment Officer, Director, and Vice President, T. Rowe Price; Vice Chairman of the Board, Chief Investment Officer, Director, and Vice President,
T. Rowe Price Group, Inc.; Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price Global Investment Services Limited, and T. Rowe Price International, Inc.; Director and Vice President, T. Rowe Price Trust Company
--------------------------------------------------------------------------------

*Each inside director serves until the election of a successor.
--------------------------------------------------------------------------------

Name (Date of Birth)
Title and Fund(s) Served

Principal Occupation(s)
--------------------------------------------------------------------------------

Joseph A. Carrier (12/30/60)
Treasurer, Global Technology Fund
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.
--------------------------------------------------------------------------------

Giri Devulapally (11/18/67)
Vice President, Global Technology Fund
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Donald J. Easley (11/28/71)
Vice President, Global Technology Fund
Vice President, T. Rowe Price; formerly Credit Analyst, Bank of New York (to
1998)
--------------------------------------------------------------------------------

Robert N. Gensler (10/18/57)
President, Global Technology Fund
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.
--------------------------------------------------------------------------------

T. Rowe Price Global Technology Fund

Officers (continued)

Name (Date of Birth)
Title and Fund(s) Served

Principal Occupation(s)
--------------------------------------------------------------------------------

Eric M. Gerster (3/23/71)
Vice President, Global Technology Fund
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Jill L. Hauser (6/23/58)
Vice President, Global Technology Fund
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Henry H. Hopkins (12/23/42)
Vice President, Global Technology Fund
Director and Vice President, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President, T. Rowe Price, T. Rowe Price International, Inc., and T. Rowe Price Retirement Plan Services, Inc.
--------------------------------------------------------------------------------

Stephen C. Jansen (12/12/68)
Vice President, Global Technology Fund
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

J. Jeffrey Lang (1/10/62) Vice President, Global Technology Fund
Vice President, T. Rowe Price and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

Patricia B. Lippert (1/12/53)
Secretary, Global Technology Fund
Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.
--------------------------------------------------------------------------------

Anh Lu (6/11/68)
Vice President, Global Technology Fund
Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.
--------------------------------------------------------------------------------

David S. Middleton (1/18/56)
Controller, Global Technology Fund
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

Joseph M. Milano (9/14/72)
Vice President, Global Technology Fund
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

D. James Prey III (11/26/59) Vice President, Global Technology Fund
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Jeffrey Rottinghaus (2/20/70)
Vice President, Global Technology Fund
Employee, T. Rowe Price; formerly Information Technology Consultant, Kelly-Lewey & Associates (to 1999); Student, the Wharton School, University of Pennsylvania (to 2001)
--------------------------------------------------------------------------------

Michael Sola (7/21/69)
Vice President, Global Technology Fund
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Wenhua Zhang (3/14/70)
Vice President, Global Technology Fund
Employee, T. Rowe Price; formerly Swiss Reinsurance Company (to 1999); Student, the Wharton School, University of Pennsylvania (to 2001)
--------------------------------------------------------------------------------

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.
--------------------------------------------------------------------------------

T. Rowe Price Investment Services and Information
--------------------------------------------------------------------------------

     Investment Services and Information


     KNOWLEDGEABLE SERVICE REPRESENTATIVES

          By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

          In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.


     ACCOUNT SERVICES

          Automated 24-Hour Services Including Tele*Access(registered trademark) and Account Access through the T. Rowe Price Web site on the Internet.
          Address: www.troweprice.com.

          Automatic Investing. From your bank account or paycheck.

          Automatic Withdrawal. Scheduled, automatic redemptions.

          IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.


     BROKERAGE SERVICES *

          Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.


     INVESTMENT INFORMATION

          Consolidated Statement. Overview of all of your accounts.

          Shareholder Reports. Manager reviews of their strategies and results.

          T. Rowe Price Report. Quarterly investment newsletter.

          Performance Update. Quarterly review of all T. Rowe Price fund results.

          Insights. Educational reports on investment strategies and markets.

          Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.


          * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.


T. Rowe Price Planning Tools and Services
--------------------------------------------------------------------------------

     T. Rowe Price Retirement Services

          T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.


          PLANNING TOOLS AND SERVICES

          T. Rowe Price(registered trademark) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

          Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

          Rollover Investment Service* offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

          IRA Rebalancing Service. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts retain your desired asset allocation.

          Quality Information. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.


          INVESTMENT VEHICLES

          Individual Retirement Accounts (IRAs)

          No-Load Variable Annuities

          Small Business Retirement Plans


          * Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.


T. Rowe Price Web Services
--------------------------------------------------------------------------------

     www.troweprice.com

          ACCOUNT INFORMATION

          Account Access allows you to access, in a secure environment, all of your T. Rowe Price mutual fund, brokerage, variable annuity, and workplace retirement accounts with a single login.

          AccountMinder is a personal page, with one password, that gives you access to all your online financial information and other records from the secure T. Rowe Price Account Access site.


          FINANCIAL TOOLS AND CALCULATORS

          College Investment Calculator. This interactive tool allows you to estimate simultaneously the college costs for as many as five children.

          Morningstar(registered trademark) Portfolio Tracker(service mark). See how your investments are performing at any time. After you enter ticker symbols for your stocks and mutual funds, Portfolio Tracker provides information on prices, market value, and any applicable Morningstar ratings.

          Investment Strategy Planner. This planning tool can help you develop and implement an asset allocation strategy that's appropriate for you.

          Retirement Income Calculator. This free calculator simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.


          INVESTMENT TRACKING AND INFORMATION

          My TRP e-Updates. This free e-mail service offers timely market reports, important information about investing, and the latest updates on the T. Rowe Price funds and services.

          Morningstar(registered trademark) Portfolio Watchlist(service mark). Like the Portfolio Tracker, the Watchlist allows you to see how your investments are performing. After entering your ticker symbols, the Watchlist automatically provides you with prices, price changes in dollars and percentages, target highs and lows, and target volume.

          Morningstar(registered trademark) Portfolio X-Ray(service mark). This comprehensive tool goes below the surface to give you an in-depth examination of all your investments. It analyzes your portfolio by asset allocation, stock sector, fees and expenses, stock statistics, world regions, and top holdings.


T. Rowe Price College Planning
--------------------------------------------------------------------------------

     College Planning

     With the costs of college steadily increasing, it's critical to plan early for this financial event. Our educational investment vehicles and information can help you lay the foundation for the future of your loved ones. For more information or to request a kit, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

     T. Rowe Price College Savings Plan. This national "529" plan is sponsored by the Education Trust of Alaska and designed to help families prepare for college education costs. The Plan, which is open to any U.S. resident, allows participants to invest up to a maximum account balance of $250,000 for a person's education. With systematic investing, you can invest as little as $50 per month. In addition, assets grow tax-deferred and are free of federal income taxes when used for qualified educational expenses.

     We also offer two additional college savings plans, including the Maryland College Investment Plan and the University of Alaska College Savings Plan, both of which offer federal tax-deferred growth and benefits for state residents.

     Education Savings Accounts (formerly Education IRAs). This education investment account allows individuals to invest a total of $2,000 per year per beneficiary to pay for educational costs at eligible schools including elementary, secondary, and post-secondary institutions. Withdrawals from Education Savings Accounts are tax-free if the proceeds are used for qualifying educational expenses.

     College Investment Calculator. This Web-based application helps you to determine simultaneously the college costs for as many as five children. The calculator is also connected with a database that lets you select specific schools with actual costs of tuition and room and board.

     College Planning Basics. This Insights report offers a college cost worksheet and describes the options available to individuals planning for college.


T. Rowe Price Advisory Services
--------------------------------------------------------------------------------

     Advisory Services

          If you are looking for professional investment advisory services with a personal touch, T. Rowe Price offers tools to help you make informed investing decisions and take control of your financial future.

          The T. Rowe Price(registered trademark) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

          Rollover Investment Service* offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

          T. Rowe Price Investment Checkup(registered trademark) offers a second opinion on your portfolio. We analyze your investments using proprietary software and provide asset allocation suggestions based on your personal profile.

          Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

          Morningstar(registered trademark) Clear Future(service mark) Guidance. This unique retirement planning tool can help you determine an investment strategy for your retirement assets. After you input information about your current financial situation, Clear Future calculates several retirement income ranges you could achieve.

          * Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.


T. Rowe Price Brokerage Services
--------------------------------------------------------------------------------

     Brokerage Services
     T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

          T. Rowe Price Brokerage provides high-quality services and financial tools you can use to manage your investments effectively and conveniently. We also offer commission savings over full-service brokerages on a number of transactions.

          Brokerage Advantage. This premium relationship account is designed for investors with higher balances who seek to manage all of their investments through a single account. Brokerage Advantage clients also enjoy unlimited checking and VISA Gold ATM & Check Cards.

          Mutual Fund Gateway. This service lets you invest in more than 100 prominent no-load fund families using a single account.

          Margin and Options Trading for qualified investors.

          Online Account Access. This service lets you access your Brokerage account, place stock, option, and mutual fund orders, create personal watch lists, and get real-time quotes over the Internet. Customers can enjoy low flat-rate commissions of $19.95 on stock trades.*

          Tele-Trader. This automated, 24-hour trading service allows you to enter stock and option orders, access real-time quotes, and hear a report of your account balances. You can also create a quote list for your selected securities.

          Online Research and News.** Company news, stock information, and interactive charting available 24 hours a day, provided by Thomson Financial Services.

          * $19.95 per trade for up to 1,000 shares, plus $0.02 per share thereafter.

          ** The information provided through these services is prepared by independent investment research companies that are not affiliated with T. Rowe Price. While the information provided is deemed reliable, neither T. Rowe Price Brokerage nor the information providers guarantee the accuracy or completeness of the information or make any warranties with regard to the results obtained from its use.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------
STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value*
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*!
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Retirement 2010
Retirement 2020
Retirement 2030
Retirement 2040
Retirement Income
Tax-Efficient Balanced

BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield*
Inflation Protected Bond
New Income*
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term
Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income*
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEYMARKET FUNDS!!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money
Tax-Free
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery!
International Equity Index
International Growth & Income*
International Stock*
Japan
Latin America
New Asia
Spectrum International
Bond
Emerging Markets Bond
International Bond*


For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

!    Closed to new investors.

!! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.


T. Rowe Price Invest With Confidence (registered trademark)
T. Rowe Price Investment Services, Inc. 100 East Pratt StreetBaltimore, MD 21202 29243
F132-050  12/31/02